                          METLIFE INSURANCE COMPANY USA

                                POWER OF ATTORNEY

                               Eric T. Steigerwalt
    Chairman of the Board, President, Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, pertaining to the Preference Premier (offered on or after _____) product to be offered out of MetLife of CT Separate Account Eleven for Variable Annuities and the MetLife Premier Accumulator Variable Universal Life product to be offered out of MetLife Investors USA Variable Life Account A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 2015.

/s/ Eric T. Steigerwalt
--------------------------
Eric T. Steigerwalt

                          METLIFE INSURANCE COMPANY USA

                                POWER OF ATTORNEY

                               Elizabeth M. Forget
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Senior Vice President of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940 as amended, pertaining to the Preference Premier (offered on or after ______) product to be offered out of MetLife of CT Separate Account Eleven for Variable Annuities and the MetLife Premier Accumulator Variable Universal Life product to be offered out of MetLife Investors USA Variable Life Account A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of December, 2015.

/s/ Elizabeth M. Forget
--------------------------
Elizabeth M. Forget

                          METLIFE INSURANCE COMPANY USA

                                POWER OF ATTORNEY

                                 Gene L. Lunman
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Gene L. Lunman, a Director and Senior Vice President of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, pertaining to the Preference Premier (offered on or after _____) product to be offered out of MetLife of CT Separate Account Eleven for Variable Annuities and the MetLife Premier Accumulator Variable Universal Life product to be offered out of MetLife Investors USA Variable Life Account A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 2015.

/s/ Gene L. Lunman
--------------------------
Gene L. Lunman

                          METLIFE INSURANCE COMPANY USA

                                POWER OF ATTORNEY

                                Peter M. Carlson
              Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine
M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, pertaining to the Preference Premier (offered on or after _____) product to be offered out of MetLife of CT Separate Account Eleven for Variable Annuities and the Premier Accumulator Variable Universal Life product to be offered out of MetLife Investors USA Variable Life Account A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 2015.

/s/ Peter M. Carlson
--------------------------
Peter M. Carlson

                          METLIFE INSURANCE COMPANY USA

                                POWER OF ATTORNEY

                                  Anant Bhalla
                Senior Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Anant Bhalla, Senior Vice President and Chief Financial Officer of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, pertaining to the Preference Premier (offered on or after ______) product to be offered out of MetLife of CT Separate Account Eleven for Variable Annuities and the MetLife Premier Accumulator Variable Universal Life product to be offered out of MetLife Investors USA Variable Life Account A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 2015.

/s/ Anant Bhalla
--------------------------
Anant Bhalla